SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                        Commission File Number: 000-50454


                              Digiblue Media, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               75-3016844
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(State of incorporation or                                     (I.R.S. Employer
 organization)                                               Identification No.)

2175, rue de la Montagne, Suite 311, Montreal, Quebec, Canada          H3G 1Z8
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(Address of principal executive offices)                           (Zip Code)

                                  514.886.6557
                                  ------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 20, 2004, Digiblue Media, Inc. (the "Registrant") entered into an agreement with Oled Systems, Inc., a privately held New Brunswick corporation ("Oled") and its sole shareholder to acquire all the outstanding shares of Oled.in exchange for $50,000. Oled has the right to acquire Nova-Plasma Inc., a Canadian corporation, a company involved in information technologies and telecommunications using nanomaterials & devices.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Digiblue Media, Inc.


April 20, 2004                       By:     /s/  Alain Houle
                                             ----------------------------------
                                             Alain Houle, President and
                                             Chief Executive Officer